UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2008

Metabasis Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50785	33-0753322
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11119 North Torrey Pines Road La Jolla, California		92037
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 587-2770

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On April 16, 2008, we announced that we had raised approximately $10 million through the successful completion of a warrant exchange and concurrent private placement (together, the “Transaction”).  The investors in the Transaction were certain current investors who held existing warrants for the purchase of our common stock issued previously by us in our October 2001 and October 2005 private placements.

In connection with the Transaction, we entered into a warrant exercise agreement (the “Warrant Exercise Agreement”) pursuant to which we reduced the exercise prices of the investors’ warrants to purchase our common stock acquired in our October 2001 and October 2005 private placements to an exercise price of $2.34 per share, in exchange for an irrevocable commitment by the investors to exercise such warrants at the closing of the Transaction.  As a result of the Warrant Exercise Agreement, warrants for the purchase of 127,557 shares of our common stock with a prior exercise price of $8.70 per share and warrants for the purchase of 1,558,279 shares of our common stock with a prior exercise price of $6.74 per share were exercised at $2.34 per share.

Additionally, in connection with the Transaction, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) pursuant to which we issued and sold to the investors 2,485,103 shares of our common stock at an exercise price of $2.34 per share, and warrants to purchase up to 1,057,196 shares of our common stock at an exercise price of $2.69 per share (the “Warrants”).  At the closing, the investors paid an additional purchase price for the Warrants equal to $0.125 per whole share issuable upon exercise of the Warrants.  The Warrants have a five year term and are first exercisable six months after the closing of the Transaction.  In connection with the Securities Purchase Agreement, we also entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which we agreed to file a registration statement with the Securities and Exchange Commission within 30 days covering the resale of the common stock issued in the transaction and the common stock issuable upon exercise of the Warrants.

Certain of our existing stockholders, including entities affiliated with MPM Capital, Hale BioPharma Ventures and InterWest Partners, invested in the Transaction.  Certain of such investors and/or their affiliates are parties to our amended and restated investors’ rights agreement dated October 28, 2003.  Luke B. Evnin, Ph.D., David F. Hale and Arnold L. Oronsky, Ph.D., members of our board of directors, are associated with MPM Capital, Hale BioPharma Ventures and InterWest Partners, respectively.

The foregoing descriptions of the Warrant Exercise Agreement, Securities Purchase Agreement, Registration Rights Agreement and Warrants are qualified in their entirety by reference to the form of Warrant Exercise Agreement, Securities Purchase Agreement, Registration Rights Agreement and form of Warrant attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and incorporated herein by reference.

A press release announcing the Transaction is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 3.02.  The common stock and Warrants issued in the Transaction were issued in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D, Rule 506 promulgated under the Securities Act, in that the issuance did not involve a public offering.

Each investor in the Transaction represented that it was an accredited investor as defined in Regulation D and that it was acquiring the common stock and Warrants for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were affixed to the common stock and Warrants issued in the Transaction.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On April 17, 2008 the compensation committee of our board of directors approved increases in base salary for certain of our officers. The following table sets forth the 2008 base salaries for each of these officers:

Name	Title	2008 Base Salary
Paul K. Laikind, Ph.D.	Chief Executive Officer and President	$400,000
Mark D. Erion, Ph.D.	Executive Vice President of Research and Development and Chief Scientific Officer	$344,500
John W. Beck, C.P.A.	Sr. Vice President of Finance and Chief Financial Officer	$267,030
Edgardo Baracchini, Ph.D.	Sr. Vice President of Business Development	$274,835
Howard Foyt	VP of Clinical Development	$259,989

In addition, the compensation committee reviewed the achievement of the corporate and individual goals set for 2007 and based on that review, the compensation committee approved 2007 incentive cash bonuses to certain of our officers as follows:

Name	Title	2007 Bonus
Paul K. Laikind, Ph.D.	Chief Executive Officer and President	$154,632
Mark D. Erion, Ph.D.	Executive Vice President of Research and Development and Chief Scientific Officer	$111,267
John W. Beck, C.P.A.	Senior Vice President of Finance and Chief Financial Officer	$74,051
Edgardo Baracchini, Ph.D.	Senior Vice President of Business Development	$75,582

Name	Title	2007 Bonus
Howard Foyt	Vice President of Clinical Development	$71,582

The compensation committee also approved our Employee Incentive Compensation Plan for 2008, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Number	Description
4.1	Form of Warrant Exercise Agreement, dated April 14, 2008, by and among Metabasis Therapeutics, Inc. and the individuals and entities identified on the signature pages thereto.

4.2	Securities Purchase Agreement, dated April 14, 2008, by and among Metabasis Therapeutics, Inc. and the individuals and entities identified on the signature pages thereto.

4.3	Registration Rights Agreement, dated April 14, 2008, by and among Metabasis Therapeutics, Inc. and the individuals and entities identified on the signature pages thereto.

4.4	Form of Warrant issued pursuant to the Securities Purchase Agreement.

10.1	Metabasis Therapeutics, Inc. 2008 Employee Incentive Compensation Plan.

99.1	Press release of Metabasis Therapeutics, Inc. dated April 16, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METABASIS THERAPEUTICS, INC.

	By:	/s/ John W. Beck

John W. Beck
Senior Vice President of Finance, Chief
Financial Officer and Treasurer

Date: April 22, 2008

INDEX TO EXHIBITS

Number	Description
4.1	Form of Warrant Exercise Agreement, dated April 14, 2008, by and among Metabasis Therapeutics, Inc. and the individuals and entities identified on the signature pages thereto.

4.2	Securities Purchase Agreement, dated April 14, 2008, by and among Metabasis Therapeutics, Inc. and the individuals and entities identified on the signature pages thereto.

4.3	Registration Rights Agreement, dated April 14, 2008, by and among Metabasis Therapeutics, Inc. and the individuals and entities identified on the signature pages thereto.

4.4	Form of Warrant issued pursuant to the Securities Purchase Agreement.

10.1	Metabasis Therapeutics, Inc. 2008 Employee Incentive Compensation Plan.

99.1	Press release of Metabasis Therapeutics, Inc. dated April 16, 2008.